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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Capstead Mortgage Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 20, 2006

To the stockholders of
CAPSTEAD MORTGAGE CORPORATION:
     The annual meeting of stockholders of Capstead Mortgage Corporation, a Maryland corporation, will be held at the DoubleTree Hotel, 8250 North Central Expressway, Dallas, Texas on Thursday, April 20, 2006 beginning at 9:00 a.m., Central time, for the following purposes:
(i)	To elect eight directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

(ii)	To re-approve the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan;

(iii)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

(iv)	To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

YOUR VOTE IS IMPORTANT
Stockholders of record at the close of business on February 17, 2006 will be entitled to notice of and to vote at the annual meeting of stockholders. It is important your shares are represented at the annual meeting of stockholders regardless of the size of your holdings. Whether or not you plan to attend the annual meeting of stockholders in person, please vote your shares as promptly as possible by telephone, via the internet, or by signing, dating and returning the enclosed proxy card. Voting promptly saves us the expense of a second mailing, and voting by the internet or telephone helps reduce postage and proxy tabulation costs. See the “Voting” section of this proxy statement for a description of voting methods.
PLEASE DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

By order of the Board of Directors,

/s/ Phillip A. Reinsch
Phillip A. Reinsch Secretary
8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
March 13, 2006

PROXY STATEMENT
FORWARD-LOOKING STATEMENTS
GENERAL INFORMATION ABOUT VOTING
PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND COMMITTEE INFORMATION
OUR CORPORATE GOVERNANCE PRINCIPLES
OTHER GOVERNANCE INFORMATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLANS
COMPENSATION COMMITTEE
COMPENSATION COMMITTEE REPORT
PERFORMANCE GRAPH
AUDIT COMMITTEE
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL NUMBER TWO — RE-APPROVAL OF THE CAPSTEAD MORTGAGE CORPORATION SECOND AMENDED AND RESTATED INCENTIVE BONUS PLAN
PROPOSAL NUMBER THREE — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS
OTHER MATTERS
ADDITIONAL INFORMATION

CAPSTEAD MORTGAGE CORPORATION
8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 20, 2006

     This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Capstead Mortgage Corporation, a Maryland corporation, for use at the annual meeting of stockholders to be held on April 20, 2006 at the DoubleTree Hotel, 8250 North Central Expressway, Dallas, Texas beginning at 9:00 a.m., Central time. The board of directors is requesting you to allow your shares to be represented and voted at the annual meeting by the proxies named on the enclosed proxy card. “We,” “our,” “us,” and “Capstead” each refers to Capstead Mortgage Corporation. This proxy statement and accompanying proxy will first be mailed to stockholders on or about March 13, 2006.
     At the annual meeting of stockholders, action will be taken (i) to elect eight directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; (ii) to re-approve the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan; (iii) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and (iv) to transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.
FORWARD-LOOKING STATEMENTS
     This document contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Our actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the our investments and unforeseen factors. These factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments from both an investment return and regulatory perspective, the availability of new long-term investment capital, fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, actual results and liquidity related to investments in loans secured by commercial real estate are affected by lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.
GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
     The enclosed proxy is solicited by and on behalf of our board of directors. We will bear the expense of soliciting proxies for the annual meeting of stockholders, including the cost of mailing. In addition to solicitation by mail, our officers may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. We also intend to request persons holding common shares in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will also use the proxy solicitation services of Georgeson Shareholder Communications Inc. For such services, we will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

Voting Securities
     Our only outstanding voting equity securities are our common shares. Each common share entitles the holder to one vote. As of February 17, 2006, there were 19,044,754 common shares outstanding and entitled to vote. Only stockholders of record at the close of business on February 17, 2006 are entitled to vote at the annual meeting of stockholders or any adjournment of the annual meeting.
Voting
     If you hold your common shares in your own name as a holder of record, you may instruct the proxies to vote your common shares through any of the following methods:
•	sign, date and mail the proxy card in the postage-paid envelope provided;

•	using a touch-tone telephone, call Wells Fargo at 1-800-560-1965 and follow the prompts; or

•	using the internet, log on to www.eproxy.com/cmo/ to gain access to the voting site to authorize the proxies to vote your common shares.
     Our counsel has advised us that these three voting methods are permitted under the corporate law of Maryland, the state in which we are incorporated.
     The deadline for internet and telephone voting is 12:00 p.m. (noon), Central time, on April 19, 2006. If you so choose, you may bring your proxy to the annual meeting of stockholders to vote your common shares in person.
     If a broker, bank or other nominee holds your common shares on your behalf; they will instruct you how to cast your vote.
Counting of Votes
     A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the annual meeting of stockholders. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting of stockholders in person with your proxy, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting of stockholders may be adjourned by the vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.
     The affirmative vote of a plurality of the common shares cast at the annual meeting of stockholders is required to elect each nominee to our board of directors. The affirmative vote of a majority of all the votes cast is required to re-approve the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006. For any other matter, unless otherwise required by Maryland or other applicable law, the affirmative vote of a majority of the common shares cast at the annual meeting of stockholders is required to approve the matter.
     Abstentions will have no effect on the outcome in the election of our board of directors, re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm or any other matter for which the required vote is a majority of the votes cast.
     If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the nominees to our board of directors, re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

     Broker non-votes occur when a broker, bank or other nominee holding common shares on your behalf votes the common shares on some matters but not others. We will treat broker non-votes as (i) common shares that are present and entitled to vote for quorum purposes, and (ii) votes not cast in the election of directors, re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006. Accordingly, broker non-votes will have no effect on the outcome in the election of our board of directors, re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
Right To Revoke Proxy
     If you hold common shares in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:
•	notify our Secretary in writing before your common shares have been voted that you are revoking your proxy;

•	sign, date and mail a new proxy card to Wells Fargo;

•	using a touch-tone telephone, call Wells Fargo at 1-800-560-1965 and follow the prompts;

•	using the internet, log on to www.eproxy.com/cmo/ and follow the prompts; or

•	attend the annual meeting of stockholders with your proxy and vote your common shares in person.
     You must meet the same deadline when revoking your proxy as when voting your proxy. See the “Voting” section of this proxy statement for more information.
     If common shares are held on your behalf by a broker, bank or other nominee, you must contact them to receive information on revoking your proxy instructions.
Multiple Stockholders Sharing the Same Address
     The Securities and Exchange Commission (the “SEC”) rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination or through implied consent if a stockholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may be required to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you hold common shares in your own name as a holder of record, householding will not apply to you.
     Extra copies of any annual report, proxy statement or information statement may be obtained free of charge by sending your request to Capstead Mortgage Corporation, Attention: Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas, 75225-4410. You can also obtain copies from our website at www.capstead.com or by calling our Stockholder Relations Department toll-free at (800) 358-2323, extension 2354.
Voting Results
     Voting results will be announced at the annual meeting of stockholders, and a detail of the voting results will be published in our Form 10-Q for the quarter ended March 31, 2006.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS
     One of the purposes of the annual meeting of stockholders is to elect directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. Also set forth below is the beneficial ownership of our common shares as of February 17, 2006 for each nominee. For discussion of beneficial ownership, see the “Security Ownership of Management and Certain Beneficial Owners” section of this proxy statement. If any nominee becomes unable to stand for election as a director, an event we do not presently expect, the proxy will be voted for a replacement nominee if our board of directors designates one.
     The board of directors recommends a vote FOR all nominees.

Nominees for Director

JACK BIEGLER*
President, Ellison Management, LLC

Member:	Audit and Real Estate Investment Committees
Director since June 2005
Common shares beneficially owned: 5,000
Age 62
Mr. Biegler has served since 1996 as President of Ellison Management, LLC, which invests in and finances commercial real estate. From 1980 until its sale in 1996, Mr. Biegler served as Chief Financial Officer of Ray Ellison Industries, which was involved with the development and construction of single-family homes in San Antonio, Texas. Mr. Biegler is a board member of LifeRe Insurance Company and is chairman of the community board of Wells Fargo Bank, San Antonio.

ANDREW F. JACOBS
President and Chief Executive Officer

Member:	Executive Committee
Director since July 2003
Common shares beneficially owned: 223,030
Age 46
Mr. Jacobs has served as our President and Chief Executive Officer (“CEO”) since July 2003. He served as our Executive Vice President – Finance from August 1998 to July 2003 and as Secretary from April 2000 to July 2003. Mr. Jacobs has served in various other executive positions with us since July 1989.

GARY KEISER*
Private Investments

Chairman:	Audit Committee
Member: Governance & Nomination Committee
Director since January 2004
Common shares beneficially owned: 16,300
Age 62
Until retiring in November 2000, Mr. Keiser served as a partner at Ernst & Young LLP with whom he had been since 1967.

Nominees for Director

PAUL M. LOW*
Private Investments

Chairman of the Board
Chairman: Executive Committee
Director since November 1990;
and April 1985 to March 1990
Common shares beneficially owned: 65,492
Age 75
Mr. Low has served as our Chairman of the Board since July 2003. Mr. Low was chief executive officer of Laureate Inc., a private software company, from March 1997 to his retirement in February 2001. From January 1992 to September 1994, Mr. Low was chairman of the board of New America Financial L.P., a mortgage banking firm he founded. Mr. Low was president of Lomas Mortgage USA, a mortgage banking firm, from July 1987 to December 1990, and he served in various other executive positions with Lomas Mortgage USA for more than five years prior to 1987. Mr. Low served as our Senior Executive Vice President from April 1985 to January 1988.

CHRISTOPHER W. MAHOWALD*
President, EFO Realty and RSF Partners

Chairman:	Real Estate Investment Committee
Director since June 2005
Common shares beneficially owned: 46,250
Age: 44
Mr. Mahowald has been President of EFO Realty and RSF Partners since 1997 and serves as managing partner of several of their real estate private equity funds. From 1990 to 1997, Mr. Mahowald was a partner with the Robert M. Bass Group where he was a founding principal in several real estate-related private equity funds, including the Brazos Fund and the Lone Star Opportunity Fund.

MICHAEL G. O’NEIL*
Private Investments

Chairman:	Governance & Nomination Committee
Member: Audit Committee
Director since April 2000
Common shares beneficially owned: 30,922
Age 63
Until retiring in May 2001, Mr. O’Neil was a director in the Investment Banking Division of the Corporate and Institutional Client Group at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking firm, with whom he had been since 1972. Mr. O’Neil currently serves as a board member for Massively Parallel Technologies, Inc., a private software technology company which specializes in high-speed computing. Mr. O’Neil also serves on the board of directors of MobilePro Corp., a publicly-held provider of wireless technologies and applications.

Nominees for Director

HOWARD RUBIN*
Private Investments

Member:	Compensation and Executive Committees
Director since April 2000
Common shares beneficially owned: 248,848
Age 50
Until retiring in September 1999, Mr. Rubin was a senior managing director at Bear, Stearns & Co., Inc., an investment banking firm, for more than 5 years. Mr. Rubin currently serves on the board of directors of Deerfield Triarc Capital Corp., a publicly-held real estate investment trust (“REIT”) specializing in residential and commercial mortgage investments. Mr. Rubin also serves on the board of directors of Global Signal, Inc., a publicly-held REIT providing wireless, internet and broadband communications site facilities in the United States and Canada.

MARK S. WHITING*
Managing Partner,
Drawbridge Partners, LLC

Chairman:	Compensation Committee

Member:	Governance & Nomination and Real Estate Investment Committees
Director since April 2000
Common shares beneficially owned: 7,800
Age 49
Mr. Whiting has been the managing partner of Drawbridge Partners, LLC, a real estate investment firm, since September 1998. Mr. Whiting served as chief executive officer and a director of TriNet Corporate Realty Trust, Inc., a commercial REIT, from May 1996 through September 1998 and served as president, chief operating officer and a director of TriNet from May 1993 to May 1996. Mr. Whiting currently serves on the board of directors of Global Signal, Inc. (see previous paragraph for a description). Mr. Whiting also serves on the board of directors of The Marcus & Millichap Company, a private real estate investment brokerage firm.

*	Indicates an Independent Director, as outlined in Section 303A.02 “Independence Tests” of the New York Stock Exchange (the “NYSE”) Listed Company Manual. See the “Board Member Independence” section of this proxy statement for more information.

BOARD OF DIRECTORS AND COMMITTEE INFORMATION
     Our business and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our Chairman of the Board, CEO and other officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.
     During the year ended December 31, 2005, our board of directors held four regular meetings and six special meetings. According to our corporate governance principles, directors are expected to attend all meetings of our board of directors and meetings of committees on which they serve. All directors standing for re-election attended more than 75 percent of all meetings of our board of directors and committees on which such director served.
Attendance at Annual Meeting of Stockholders
     In keeping with our corporate governance principles, directors are expected to attend in person the annual meeting of stockholders. All of the directors standing for re-election at the 2005 annual meeting of stockholders on April 21, 2005 were in attendance except for Mr. Rubin because of an illness in his family.
Board Member Independence
     Section 303A.02 “Independence Tests” of the NYSE Listed Company Manual outlines the requirements for a director to be deemed independent by the NYSE, including the mandate that our board of directors affirmatively determine a director has no material relationship with us that would impair independence. Accordingly, our board of directors has affirmatively determined no director, with the exception of Mr. Jacobs who is our CEO, has a material relationship with us that would impair his independence, and each director meets all of the NYSE independence requirements. Our board of directors’ determination of director independence was made in accordance with the qualifications for membership as defined in our Board of Directors’ Guidelines, which are found on our website at www.capstead.com by clicking “Investor Relations,” “Accept” and “Corporate Governance.” Consequently, our board of directors is comprised of a majority of independent directors, as required in Section 303A.01 “Independent Directors” of the NYSE Listed Company Manual. Any reference to an independent director herein infers compliance with the NYSE independence tests and our Board of Directors’ Guidelines.
Board Member Compensation
     Independent directors receive base compensation for their representation on our board of directors at an annualized rate of $35,000 paid in cash. The Chair of each of our standing board committees, with the exception of the Executive Committee, also receives $5,000 annually paid in cash. Mr. Low receives a monthly director fee of $10,000 for serving as our non-executive Chairman of the Board in lieu of meeting fees. Independent directors other than Mr. Low receive fees, whether attended in person or by telephone, of $1,500 per meeting of our board of directors and $1,000 per committee meeting plus $1,500 per day in which a meeting is held, if attended in-person. All members receive reimbursement for travel costs and expenses. Employee directors do not receive compensation for their services on our board of directors.
     In light of the ratification on October 22, 2004 of the American Jobs Creation Act of 2004, dividend equivalent rights (“DERs”) are no longer accrued and awarded to independent directors. Those independent directors who used to receive DERs on outstanding stock options granted from our 1990 Directors’ Stock Option Plan were granted common shares on January 31, 2006 as follows: 206 shares for Mr. Low and 572 shares each for Messrs. O’Neil and Rubin. The value of the shares granted is equal to the value of DERs had they been granted on January 1, 2006.
     Directors who are not one of our employees or executive officers do not receive any other salaries, fees, commissions or bonuses from us, nor do they receive any separate compensation from any of our affiliates for their services on our board of directors or its committees.

Charitable Contributions
     At no time during 2005 and the preceding three years have we made a contribution to a charitable organization where one of our independent directors serves as an executive officer.
Board Committees and Meetings
     The current standing committees of our board of directors are the Audit Committee, the Compensation Committee, the Executive Committee, the Governance & Nomination Committee and the Real Estate Investment Committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found on our website at www.capstead.com by clicking “Investor Relations,” “Accept” and “Corporate Governance.” The members of the committees are identified in the table below, and a description of the principal responsibilities of each committee follows.

				Governance &	Real Estate
	Audit	Compensation	Executive	Nomination	Investment
Jack Biegler	X				X
Andrew F. Jacobs			X
Gary Keiser	Chair			X
Paul M. Low			Chair
Christopher W. Mahowald					Chair
Michael G. O’Neil	X			Chair
Howard Rubin		X	X
Mark S. Whiting		Chair		X	X
2005 Meetings	5	3	2	3	1
     The Audit Committee, composed of three independent directors, met five times during 2005. The committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm; and it provides assistance to our board of directors in fulfilling their oversight responsibilities to our stockholders, potential stockholders and the investment community relating to:
•	The integrity of our financial statements and the financial reporting process, including the systems of internal accounting and financial control and disclosure controls and procedures;
•	The performance of our internal audit function (outsourced to a third party service provider other than the independent registered public accounting firm) and independent registered public accounting firm;
•	The independent registered public accounting firm’s qualifications and independence; and
•	Our compliance with legal and regulatory requirements.
     Our board of directors has determined that Messrs. Biegler, Keiser and O’Neil are “audit committee financial experts,” as defined in the applicable rules and regulations of the Securities Exchange Act of 1934, as amended. All members of our Audit Committee meet the NYSE listing standards for independence of audit committee members, have financial management experience and are financially literate as required by the NYSE corporate governance standards. The Audit Committee charter limits the number of audit committees on which its committee members may serve to no more than two other public companies, unless our board of directors determines such simultaneous service would not impair the ability of such member to effectively serve. No member of our Audit Committee currently serves on the audit committee of more than two other public companies.
     The Compensation Committee, composed of two independent directors, met three times during 2005. The committee’s purpose is to oversee our compensation programs including:
•	The review and approval of corporate goals and objectives relevant to the CEO’s compensation;
•	The evaluation of the CEO’s performance in light of those goals and the approval of compensation consistent with such performance;

•	The approval of base salaries, annual incentives and other programs and benefits for senior management other than the CEO; and

•	The approval of compensation programs and benefits for other employees and board members.
     The Compensation Committee is also responsible for CEO succession planning and has adopted a formal written plan. There were no Compensation Committee interlocks or other relationships during 2005 between our board of directors or our Compensation Committee and the board of directors or compensation committee of any other company.
     The Executive Committee, composed of three directors, met twice during 2005. During the intervals between meetings of our board of directors, this committee has all of the powers and authority of our board of directors in the management of our business and affairs, except those powers that by law cannot be delegated by our board of directors.
     The Governance & Nomination Committee, composed of three independent directors, met three times during 2005. The committee’s purpose is:
•	To identify qualified individuals to serve on our board of directors consistent with criteria approved by our board of directors;

•	To recommend nominees to our board of directors for the next annual meeting of stockholders;

•	To develop, recommend to our board of directors, and maintain our governance policies and guidelines; and

•	To oversee the evaluation of our board of directors and management.
     The Real Estate Investment Committee, composed of three independent directors, was formed on October 20, 2005 and met once during 2005. The committee’s purpose is to oversee our investments in commercial real estate-related assets. Prior to its formation, the oversight of our investment in commercial real estate-related assets was provided by an ad hoc investment committee of the board of directors, which met two times during 2005.
Meetings of Non-Management Directors
     Non-management directors regularly meet, without management present, immediately following each of our quarterly meetings of the board of directors. Accordingly, such directors met four times in 2005. At these meetings, the non-management directors reviewed strategic issues for consideration by our board of directors, including future agendas, the flow of information to directors, management progression and succession, and our corporate governance guidelines. The non-management directors have determined the chairman of our Governance & Nomination Committee, currently Mr. O’Neil, will preside at such meetings. The presiding director is responsible for advising the CEO of decisions reached and suggestions made at these sessions. The presiding director may have other duties as determined by our board of directors. Stockholders may communicate with the presiding director or non-management directors as a group by utilizing the communication process identified in the “Stockholder Communication with our Board of Directors” section of this proxy statement. If non-management directors include a director who is not an independent director, at least one of the scheduled executive sessions will include only independent directors. Presently, all of our non-management directors are independent.
OUR CORPORATE GOVERNANCE PRINCIPLES
     Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NYSE and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. We maintain a corporate governance section on our website which includes key information about our corporate governance initiatives including our Board of Director Guidelines, charters for the committees of our board of directors, our Code of Business Conduct and Ethics and our Financial Officer Code of Conduct. The corporate governance section can be found on our website at www.capstead.com by clicking “Investor Relations,” “Accept” and “Corporate Governance.”

     Each director should, to the best of his or her ability, perform in good faith the duties of a director and a committee member in the best interests of us and our stockholders with the care an ordinarily prudent person in a like position would use under similar circumstances. This duty of care includes the obligation to make, or cause to be made, an inquiry when the circumstances would alert a reasonable director to the need thereof. Directors are expected to attend, in person or by telephone, all meetings of our board of directors and meetings of the committees on which they serve, as well as attend in person the annual meeting of stockholders.
Considerations for Nomination
     Our Governance & Nomination Committee considers and makes recommendations to our board of directors concerning candidates for election and the appropriate size of our board. In considering incumbent directors, our Governance & Nomination Committee reviews the directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance. Other considerations include the directors’ level of ownership in our equity securities and, when applicable, the nature of and time involved in the directors’ service on other boards.
     In considering candidates to fill new positions created by expansion and/or vacancies that occur because of resignation, retirement or any other reason, our Governance & Nomination Committee uses its and management’s network of contacts to compile a list of potential candidates. Our Governance & Nomination Committee may also engage, if it deems appropriate, a professional search firm. Candidates are selected on the basis of talent and experience relevant to our business, without regard to race, religion, gender or national origin. Candidates should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility. Candidates should also have a genuine interest in our company, recognize that he or she is accountable to our stockholders (not to any particular interest group) and have a background that demonstrates an understanding of business and financial affairs and the complexities of a large business organization.
     No person shall be eligible to serve as a director who has been convicted of any felony criminal offense or any criminal offense involving moral turpitude, dishonesty or a breach of trust. Our Governance & Nomination Committee will consider candidates recommended by stockholders provided stockholders follow the procedures set forth in the “Stockholder Procedures for Director Candidate Recommendations” section of this proxy statement. Our Governance & Nomination Committee evaluates a candidate using the minimum criteria set forth above regardless of who nominated the candidate.
Service on Other Boards
     Our Board Of Directors’ Guidelines prohibit directors from serving on more than four boards of other public companies and recommends its Audit Committee members serve on the audit committee of no more than two other public companies. In addition, the CEO’s service is limited to two other public company boards. When making its recommendation for the slate of directors to be submitted for election at the annual meeting of stockholders, our Governance & Nomination Committee and board of directors take into account the nature of and time involved in a director’s service on other boards in evaluating his or her suitability.
Mandatory Resignation
     Our Board of Directors’ Guidelines requires a director to promptly submit a letter of resignation to our Governance & Nomination Committee, which will in turn consider the resignation and make its recommendation to our board of directors on whether to accept or reject the resignation, when such director (a) changes substantially his or her principal occupation or business association for any reason other than retirement or retirement planning, (b) declares or is otherwise involved in a personal bankruptcy or bankruptcy of a business in which he or she is a principal or (c) is named as a party in a material legal proceeding, becomes the target of a material state or federal investigation, or receives a request of a material nature for the production of records or testimony from any state or federal agency.

     Our board of directors, excluding the resigning director, will make a decision within a reasonable amount of time following receipt of the recommendation by our Governance & Nomination Committee. If a decision is made to accept the resignation, the director’s resignation shall be effective immediately. A director who has been convicted of any felony criminal offense or any criminal offense involving moral turpitude, dishonesty or a breach of trust shall resign effective immediately. Further, an employee director must resign from our board of directors, unless a majority of our board of directors determines otherwise, at any time he or she ceases to be employed by us whether due to retirement or otherwise.
OTHER GOVERNANCE INFORMATION
Stockholder Procedures for Director Candidate Recommendations
     Our Governance & Nomination Committee will consider written director candidate recommendations made by stockholders to our Secretary at 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410. Electronic or facsimile submissions will not be accepted. For our Governance & Nomination Committee to consider a candidate, submissions must include sufficient information concerning the recommended individual including biographical data such as age; employment history; a description of all businesses that employ the candidate, including the name and phone number of the businesses; and a list of board memberships the candidate holds, if any. In addition, the candidate should affirm he or she can read and understand basic financial statements and consent to stand for election if nominated by our board of directors and serve if elected by our stockholders.
     Once a reasonably complete recommendation is received by our Governance & Nomination Committee, a questionnaire will be delivered to the recommended candidate which will request additional information regarding the recommended candidate’s independence, qualifications and other information to assist our Governance & Nomination Committee in evaluating the recommended candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. Further, the questionnaire provides that the individual must grant consent to us to conduct a confidential background search of the individual to the extent allowable under federal, state and local legislation. The recommended candidate must return the questionnaire within the time frame provided to be considered for nomination by our Governance & Nomination Committee. Recommendations for which we have received completed questionnaires by November 13, 2006 will be considered for candidacy for the 2007 annual meeting of stockholders. Completed questionnaires received after November 13, 2006 will be considered for candidacy for the 2008 annual meeting of stockholders, if not earlier withdrawn.
Stockholder Communication with our Board of Directors
     Stockholders who wish to contact any of our directors either individually or as a group may do so by calling our toll-free third-party hotline at (866) 639-5856, by writing to them c/o Capstead Mortgage Corporation, 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410 or via e-mail at directors@capstead.com. Stockholder calls to the hotline, letters and e-mail are screened by company personnel based on criteria established and maintained by our Governance & Nomination Committee, which includes filtering out improper or irrelevant communications such as solicitations.
Director Orientation and Continuing Education
     Our board of directors and senior management conduct a comprehensive orientation, through a review of background material and meetings with senior management, for new directors to become familiar with our vision, strategic direction, core values, ethics, financial matters, corporate governance practices and other key policies and practices. Our board of directors recognizes the importance of continuing education for directors and is committed to providing such education in order to improve the performance of both our board of directors and its committees. Senior management assists in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties. One director participated in a continuing education program in 2005.

EXECUTIVE OFFICERS
     The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

	Age	Title
Andrew F. Jacobs	46	President and Chief Executive Officer

Robert R. Spears, Jr.	44	Senior Vice President – Asset and Liability Management

Amar R. Patel	34	Senior Vice President – Asset and Liability Management

Phillip A. Reinsch	45	Senior Vice President, Chief Financial Officer and Secretary

Michael W. Brown	39	Vice President – Asset and Liability Management and Treasurer
     For a description of Mr. Jacobs’ business experience, see the “Election of Directors” section of this proxy statement.
     Mr. Spears has served as our Senior Vice President – Asset and Liability Management since February 1999. From April 1994 to February 1999, he served as our Vice President – Asset and Liability Management. Prior thereto, he was employed by NationsBanc Mortgage Corporation from 1990 to April 1994, last serving as Vice President – Secondary Marketing Manager.
     Mr. Patel has served as our Senior Vice President – Asset and Liability Management since April 2000. From December 1997 to April 2000, he served as our Vice President – Asset and Liability Management. Mr. Patel has been associated with us since June 1993.
     Mr. Reinsch has served as our Senior Vice President, Chief Financial Officer and Secretary since July 2003. He served as our Senior Vice President – Financial Accounting and Reporting from July 1998 to July 2003. From March 1993 to June 1998, he served as our Vice President – Financial Accounting and Reporting. Prior thereto, Mr. Reinsch was employed by Ernst & Young LLP from July 1984 to March 1993, last serving as Audit Senior Manager.
     Mr. Brown has served as our Vice President – Asset and Liability Management and Treasurer since June 1999. Mr. Brown has been associated with us since July 1994.

EXECUTIVE COMPENSATION
     Compensation for our executive officers is administered under the direction of our Compensation Committee and is implemented by our CEO. The Summary Compensation Table below shows certain compensation information for our CEO and four other most highly compensated executive officers for services rendered in all capacities during the years ended December 31, 2005, 2004 and 2003.
SUMMARY COMPENSATION TABLE*

							Long-Term
		Annual Compensation					Compensation
					Other	Total	Restricted
					Annual	Annual	Stock		All Other
		Salary	Bonus		Compensation	Compensation	Awards	Options	Compensation
	Year	($)	($)		($)(b)	($)	($)(c)	(#)	($)(d)
Andrew F. Jacobs	2005	420,000	340,000		5,979	765,979	312,800	100,000	36,550
President and CEO	2004	400,000	375,000		4,442	779,442	—	—	36,292
	2003	300,000	555,308	(a)	15,030	870,338	—	—	26,978

Robert R. Spears, Jr.	2005	240,000	270,000		3,025	513,025	156,400	50,000	27,111
Senior Vice President-Asset	2004	215,000	300,000		2,635	517,635	—	—	25,627
and Liability Management	2003	187,000	358,765	(a)	8,918	554,683	—	—	21,661

Amar R. Patel	2005	215,000	200,000		2,989	417,989	156,400	50,000	21,824
Senior Vice President-Asset	2004	200,000	220,000		2,220	422,220	—	—	20,681
and Liability Management	2003	173,000	278,765	(a)	7,512	459,277	—	—	15,541

Phillip A. Reinsch	2005	225,000	180,000		3,007	408,007	156,400	50,000	22,681
Senior Vice President,	2004	210,000	200,000		2,427	412,427	—	—	21,994
Chief Financial Officer	2003	183,000	258,765	(a)	8,215	449,980	—	—	17,882
and Secretary

Michael W. Brown	2005	135,000	110,000		1,807	246,807	93,840	30,000	13,905
Vice President-Asset and	2004	125,000	120,000		1,494	246,494	—	—	13,465
Liability Management	2003	106,050	156,173	(a)	5,056	267,279	—	—	12,190
and Treasurer

*	The column for “Long-Term Incentive Plans Payouts” has been omitted because all incentive payments for performance are measured and paid annually.

(a)	Represents amount paid from the 2003 incentive compensation pool of which a portion was paid through the issuance of fully-vested common shares. The common shares were issued on January 16, 2004 pursuant to our 1994 Flexible Long-Term Incentive Plan and carry a three-year restriction on sale, pledge or transfer. Based on the closing price of the common shares on the date of issue, the market value of the shares issued to each executive was as follows: $155,308 for Mr. Jacobs; $58,765 each for Messrs. Spears, Patel and Reinsch; and $46,173 for Mr. Brown.

(b)	Amount includes dividends paid on nonvested common shares. None of the dividends were preferential.

(c)	Fair market value at the time of grant of our nonvested shares awarded pursuant to the 2004 Flexible Long-Term Incentive Plan. Each executive officer is considered the owner of and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. The shares vest over a four-year period with an initial vesting date of May 13, 2006. Any unvested interest in the shares will revert to us in the event the executive officer leaves us for any reason, including termination by reason of voluntary or involuntary discharge, disability or retirement or the executive officer reduces his scheduled work hours per week (subject to management’s discretion). The nonvested shares cannot be sold, transferred or otherwise disposed of for any purpose whatsoever other than to us. In the event of a change in control, dissolution or liquidation of our company, or death of the grantee, all outstanding nonvested shares will automatically vest in full. As of December 31, 2005 the number and value of nonvested common shares held by each of our executive officers were as follows:

	Number	Value
Andrew F. Jacobs	40,000	$232,400
Robert R. Spears, Jr.	20,000	116,200
Amar R. Patel	20,000	116,200
Phillip A. Reinsch	20,000	116,200
Michael W. Brown	12,000	69,720

(d)	For the year ended December 31, 2005, amount includes (i) matching contributions by us of 50 percent of a participant’s voluntary contribution of up to a maximum of 6 percent of a participant’s compensation pursuant to the qualified defined contribution retirement plan adopted in October 1993, as amended, (ii) matching contributions by us of a portion of the participant’s voluntary contribution to a nonqualified deferred compensation plan adopted in July 1994, as amended, (iii) discretionary contributions made to all employees into the qualified and nonqualified plans, as applicable, of 3 percent of a participant’s compensation regardless of participation in the plans, and (iv) premiums paid by us on term life insurance provided to all employees as follows:

	Jacobs	Spears	Patel	Reinsch	Brown
Qualified Defined Contribution Retirement Plan	$12,600	$12,600	$12,600	$12,600	$12,600
Nonqualified Deferred Compensation Plan	21,128	12,330	7,185	8,363	—
Term Life Insurance Premiums	2,823	2,181	2,039	1,718	1,305

	$36,550	$27,111	$21,824	$22,681	$13,905

Option Grants
     The table below shows information regarding grants of stock options made to our executive officers under the 2004 Flexible Long-Term Incentive Plan during the fiscal year ended December 31, 2005. The amounts shown for each of our executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 5 percent and 10 percent over the full ten-year term of the options from the exercise price.
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value
	Number of	Percent of			at Assumed Annual
	Securities	Total Options			Rates of Stock Price
	Underlying	Granted to	Exercise		Appreciation for Option Term
	Options	Employees in	Price	Expiration	5%	10%
	Granted(a)	Fiscal Year	($/SH)	Date	($)	($)
Andrew F. Jacobs	100,000	28	7.82	5-13-15	491,796	1,246,307
Robert R. Spears, Jr.	50,000	14	7.82	5-13-15	245,898	623,153
Phillip A. Reinsch	50,000	14	7.82	5-13-15	245,898	623,153
Amar R. Patel	50,000	14	7.82	5-13-15	245,898	623,153
Michael W. Brown	30,000	8	7.82	5-13-15	147,539	373,892

(a)	Stock options were awarded at the fair market value of common shares on May 13, 2005 with vesting in equal installments over the next four years beginning May 13, 2006. Such options lapse at the earliest of (i) ten years after date of grant, (ii) six months, or the remaining term if earlier, after the optionee’s termination of employment by reason of death, resignation, retirement or disability or (iii) on the date of the optionee’s termination of employment for cause. Such options shall become fully vested in the event of the dissolution, liquidation, reorganization or change in control of us; or the optionee ceases to be an employee by reason of death. No options shall vest after the optionee reduces his or her scheduled work hours per week (subject to management’s discretion) or after termination of the employee for any reason including voluntary and involuntary discharge, disability or retirement.
Option Exercises and Fiscal Year End Option Values
     The following table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by our executive officers as of December 31, 2005.*

	Number of Securities Underlying
	Unexercised Options		Value of Unexercised In-the-Money
	at Fiscal Year End		Options at Fiscal Year End
			Exercisable	Unexercisable
	Exercisable	Unexercisable	($)	($)
Andrew F. Jacobs	122,931	100,000	—	—
Robert R. Spears, Jr.	22,591	50,000	—	—
Phillip A. Reinsch	21,261	50,000	—	—
Amar R. Patel	6,644	50,000	—	—
Michael W. Brown	—	30,000	—	—

*	The columns for “Shares Acquired on Exercise” and “Value Realized” have been omitted because there were no options exercised during the year ended December 31, 2005 by our executive officers. In-the-money options are those where the fair market value of the underlying securities at December 31, 2005 exceeds the exercise price of the option.

Severance Payment Agreements
     In December 1999, we entered into a severance payment agreement with each person employed by us at that time, and we entered into an amended severance payment agreement with Mr. Jacobs, our CEO, on February 23, 2004 (together, the “covered employees”). Pursuant to these agreements, in the event a covered employee’s employment with us is terminated by us for any reason other than those described below, that employee will receive the indicated severance payment:

Title	Severance Pay
President and CEO	Three year’s base annual salary
Senior Vice President and Vice President	One and one-half year’s base annual salary
Assistant Vice President and all other employees	One year’s base annual salary
     A covered employee will not be entitled to a severance payment under the severance payment agreement if:
•	the employee voluntarily terminates his or her employment, other than because of a reduction in that employee’s base salary or a relocation of that employee which requires travel from his or her primary residence to such new location an additional 50 or more miles each way;

•	the employee fails to return to work following an approved leave of absence; or

•	we terminate the employee for cause.
EQUITY COMPENSATION PLANS
     The following table summarizes the total number of outstanding securities in each of our equity compensation plans and the number of securities remaining for future issuance, as well as the weighted-average exercise price of all outstanding securities as of December 31, 2005.

			Number of Securities
			Remaining Available for
	Number of Securities to		Future Issuance Under
	be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (Excluding
	Options, Warrants and	Outstanding Options,	Securities Reflected in
Plan Category	Rights	Warrants and Rights	First Column)
Equity compensation plans approved by stockholders:
1990 Directors’ Stock Option Plan(a)	34,255	$6.90	—
1994 Flexible Long-Term Incentive Plan(b)	265,576	25.85	—
2004 Flexible Long-Term Incentive Plan	350,000	7.86	352,164
Equity compensation plans not approved by stockholders:
1997 Flexible Long Term Incentive Plan(c)	127,838	16.16	160,552

	777,669	$15.33	512,716

(a)	Securities are no longer issued under the 1990 Directors’ Stock Option Plan which expired April 25, 2001.

(b)	Securities are no longer issued under the 1994 Flexible Long-Term Incentive Plan which expired April 22, 2004.

(c)	The purposes of the 1997 Flexible Long Term Incentive Plan are to enable us to attract, motivate, reward and retain employees and to encourage holding of our proprietary interests by our employees by enabling us to make awards that recognize the creation of long-term value for our stockholders and promote our continued growth and success. To achieve these purposes, employees may receive stock options, stock appreciation rights, nonvested stock, performance awards, performance stock, DERs or any combination thereof.

COMPENSATION COMMITTEE
          Our Compensation Committee is governed by a written charter adopted by our board of directors and is composed of two independent directors, both of whom have been determined by our board of directors to be independent in accordance with NYSE rules. The Compensation Committee charter can be found on our website at www.capstead.com by clicking “Investor Relations,” “Accept” and “Corporate Governance.”
          Compensation for our executive officers is administered under the direction of our Compensation Committee. In their role as our administrator of compensation programs, our Compensation Committee approves the compensation arrangements of all executives, including our CEO.
          The following is our Compensation Committee’s report, in its role as reviewer of our executive pay programs, on 2005 compensation practices for our executive officers. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.
COMPENSATION COMMITTEE REPORT
Executive Compensation Program Philosophy
          The philosophy behind Capstead’s executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Compensation Committee (the “Committee”) believes that the uniqueness of Capstead’s business, its strategic direction and the required caliber of employees needed to execute its business plan require that compensation be determined based on the following factors:
•	Responsibilities within Capstead;

•	Completion of individual business objectives (which objectives may vary greatly from person to person);

•	Overall performance of Capstead;

•	Amount and form of prior compensation; and

•	Contributions toward executing the business strategy of Capstead.
          The Committee believes each of the above factors is important when determining compensation levels, but no specific weighting or formula regarding such factors is used in determining compensation.
          For 2005, the primary components of Capstead’s executives’ compensation consist of: (i) base salaries, (ii) annual incentives, and (iii) other executive programs and benefits. Each element is described in more detail below.
     Base Salaries
          The CEO, utilizing the above factors, reviews base salaries annually and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.
     Annual Incentives
          In January 2005 our Committee adopted an incentive compensation program for 2005, which provided for the creation of an incentive pool equal to a 10 percent participation in the modified total return of Capstead in excess of a 10 percent benchmark return. Continued increases in short-term interest rates throughout 2005, without corresponding increases in long-term interest rates, reduced the Company’s operating performance and resulted in no incentive pool being created pursuant to this adopted formula. The Committee, however, believes management performed well in this difficult interest rate environment as reflected by the performance of the Company’s investment portfolio exceeding that of most of its peers within the residential mortgage securities REIT sector and its belief that the Company is positioned to show improved earnings and dividends once short-term interest rates begin to stabilize. The Committee also recognized that the Company’s book value per common share increased from the prior year while the book values of most of its peers declined. Accordingly, the Committee exercised its discretion and approved an alternative incentive pool calculation recommended by the CEO. The alternative incentive pool was calculated based on 5 percent of the gain recognized from the sale of the Company’s portfolio of senior living facilities, before deductions for accumulated depreciation, which created an incentive pool of $1,261,000. Based on the CEO’s recommendations, which were approved by the Committee, $921,000 of the alternative incentive pool was distributed to employees, other than the CEO, of which $760,000 was paid to executive officers other than the CEO.
          The Committee adopted for 2006 the same basic formula for the incentive compensation as used in prior years. The basic formula will provide for the creation of an incentive pool equal to a 10 percent participation in the modified total return of Capstead in excess of a 10 percent benchmark return, subject of certain adjustments. For purposes of the calculation, modified total return will be measured as the change in modified common book value per share from the beginning of the year, together with common dividends per share, divided by the beginning modified common book value per share, expressed as a percentage. Modified common book value will be determined by deducting from total equity the recorded value of preferred equity and adding back incentive fee accruals and unrealized gains and losses on investments not included in accumulated other comprehensive income. The basic formula is further adjusted to exclude the effects of raising equity capital from the definition of modified common book value and per share amounts. While the adoption of this formula provides a mechanism for the creation of an incentive pool, the Committee retains the discretion to administer incentive compensation in a manner it deems appropriate in order to recognize and reward performance, including, but not limited to, amounts related to raising equity capital, the opportunistic disposition of assets, etc.
     Long-Term Incentives
          The Committee believes all of the Company’s employees should have an ongoing stake in the long-term success of the business. The Committee also believes executive officers should have a portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to align the executive officer’s interest to that of Capstead’s stockholders through the granting of (i) stock options, (ii) restricted stock, and (iii) other incentive-based awards as defined in the 2004 Flexible Long-Term Incentive Plan.
          The CEO periodically recommends long-term incentive grants for the executive officers and employees to the Committee. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. In May 2005, the CEO recommended and the Committee approved nonqualified stock option and stock grants to the executive officers and employees, all of which were subject to certain vesting requirements. The nonqualified stock options were granted with an exercise price equal to the fair market value of the common shares on the date of grant.
     Other Executive Programs and Benefits
          Capstead maintains employee benefit plans in which the executive officers participate. Capstead sponsors a qualified defined contribution retirement plan and nonqualified deferred compensation plan (together the “Plans”) whereby Capstead matches employee contributions up to a preset percentage of the participant’s compensation. Capstead may also make contributions into the Plans regardless of an employee’s participation. Capstead believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.
2005 Compensation for the Chief Executive Officer
     The same philosophies described herein for executive compensation were used by the Committee to set the compensation of Mr. Jacobs.

     Base Salary
          The Committee establishes Mr. Jacobs’ base salary at a level it believes is consistent with the responsibilities of overseeing the creation and execution of Capstead’s long-term business plan. Mr. Jacobs’ base salary in 2005 was $420,000. After considering the payment of annual incentive, discussed below, and other long-term incentive compensation granted in 2005, the Committee decided to keep Mr. Jacobs’ 2006 base salary, as well as the base salary of other executive officers, at the 2005 level.
     Annual Incentives
          The Committee reviewed Mr. Jacobs’ performance in 2005 in light of his established goals and objectives and recognized that he had performed well in his leadership role in executing Capstead’s business plan, including developing a strategic business partnership with Crescent Real Estate Equities Company to co-invest in subordinate commercial real estate loans. In addition, Mr. Jacobs was instrumental in orchestrating the sale of the portfolio of senior living facilities at a significant gain. The Committee also recognized that the December 30, 2005 sale of the Company’s portfolio of senior living facilities increased the Company’s book value per share by over 30%, resulting in a year-over-year improvement, while the book value per share of most of the Company’s peers declined. Based on such performance, the Committee approved cash incentive compensation for Mr. Jacobs of $340,000.
     Long-Term Incentives
          As previously stated, the Committee believes all of Capstead’s employees should have an ongoing stake in the long-term success of the business. The Committee believes that the CEO should have a significant portion of his total compensation paid in the form of stock. Accordingly, in May 2005 the Committee granted Mr. Jacobs 100,000 nonqualified stock options and 40,000 shares of stock, all of which are subject to certain vesting requirements. The nonqualified stock options were granted with an exercise price equal to the fair market value of the common shares on the date of grant.
Deductibility of Executive Compensation Pursuant to Section 162(m)
          Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”) generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the CEO or any of the four other most highly compensated executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment, and (iii) prior to payment, the Committee certifies that the performance goals were attained and other material terms were satisfied. The Committee’s policy on deductibility is generally to develop compensation plans that provide for the payment of compensation that is tax deductible to Capstead, while recognizing the legitimate interest of Capstead and its stockholders may at times be better served by compensation arrangements that are not tax deductible.
Conclusion
          Executive compensation at Capstead is subject to considerable focus by the Committee, the board of directors and senior management. The Committee believes Capstead’s compensation programs and other benefits produce a strong attraction and motivation for Capstead’s executive officers and help align their interests with the interests of its stockholders.
COMPENSATION COMMITTEE
Mark S. Whiting, Chairman
Howard Rubin

PERFORMANCE GRAPH
          Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return on our common shares, with the cumulative total return of the S&P 500 Stock Index and the NAREIT Mortgage Index for the five years ended December 31, 2005, assuming the investment of $100 on December 31, 2000 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
CAPSTEAD MORTGAGE CORPORATION COMMON SHARES AND
S&P 500 AND NAREIT MORTGAGE INDEXES

	12/00	12/01	12/02	12/03	12/04	12/05
Capstead	$100.00	$203.55	$264.25	$377.84	$265.37	$152.12
S&P 500	$100.00	$88.12	$68.66	$88.34	$97.94	$102.74
NAREIT Mortgage	$100.00	$146.37	$167.20	$231.06	$249.35	$172.38
     For purposes of preparing the above performance graph, we replaced the Russell 2000 Index, as presented last year, with the NAREIT Mortgage Index because our market capitalization fell below the minimum level required for inclusion in the Russell 2000 Index, making the comparison no longer valid. We believe the NAREIT Mortgage Index provides a reasonable measure of performance because it includes us and companies who are considered our peers in the REIT industry. Had we maintained our comparison to the Russell 2000 Index as presented last year, the performance graph would have reflected a five-year compound annual growth rate for the Russell 2000 Index of 8.3 percent.

AUDIT COMMITTEE
          Our Audit Committee is governed by a written charter adopted by our board of directors and is composed of three independent directors, each of whom has been determined by our board of directors to be financially literate and independent in accordance with the rules of the NYSE. The Audit Committee charter can be found on our website at www.capstead.com by clicking “Investor Relations,” “Accept” and “Corporate Governance.”
          The following is our Audit Committee’s report in its role as the overseer of the integrity of our financial statements, our system of internal control over financial reporting, our independent registered public accounting firm’s performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside registered public accounting firm’s work. This report and written charter shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.
AUDIT COMMITTEE REPORT
          The audit committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP, Capstead’s independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of Capstead’s consolidated financial statements; applying appropriate accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting.
          During the course of the year, management completed the documentation, testing and evaluation of Capstead’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The audit committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management, including the internal auditors, and Ernst & Young LLP at its audit committee meetings. At the conclusion of the process, management provided the audit committee with, and the audit committee reviewed a report on, the effectiveness of Capstead’s internal control over financial reporting. The audit committee also reviewed the report of management contained in Capstead’s annual report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in Capstead’s annual report on Form 10-K for the fiscal year ended December 31, 2005 related to its audits of (i) the consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The audit committee continues to oversee Capstead’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2006.

          The audit committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, and Public Company Accounting Oversight Board Auditing Standard No. 2. In addition, Ernst & Young LLP has provided the audit committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended. The audit committee has discussed with Ernst & Young LLP their independence and has concluded they are independent from Capstead and its management.
          Based on their review of the consolidated financial statements and discussions with and representations from management, including the internal auditors, and Ernst & Young LLP referred to above, the audit committee recommended to the board of directors, and the board of directors agreed, that the audited financial statements be included in Capstead’s annual report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.
AUDIT COMMITTEE
Gary Keiser, Chairman
Jack Biegler
Michael G. O’Neil

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
          For purposes of this proxy statement a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
(i)	Voting power which includes the power to vote, or to direct the voting of, common shares; and/or

(ii)	Investment power which includes the power to dispose, or to direct the disposition, of common shares.
          A person is also deemed the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days of the annual meeting record date.
Security Ownership of Management
          Listed in the following table and footnotes is certain information regarding the beneficial ownership of our common shares as of February 17, 2006, by each director nominee, our executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.

	Number of
	Common Shares
	Beneficially Owned(a)(b)	Percent of Class
Jack Biegler	5,000	*
Andrew F. Jacobs	223,030	1.16
Gary Keiser	16,300	*
Paul M. Low	65,492	*
Christopher W. Mahowald	46,250	*
Michael G. O’Neil	30,922	*
Howard Rubin	248,848	1.30
Mark S. Whiting	7,800	*

Robert R. Spears, Jr.	65,567	*
Amar R. Patel	50,032	*
Phillip A. Reinsch	62,454	*
Michael W. Brown	25,979	*
All nominees for Director and Executive Officers
as a group (12 persons)	847,674	4.38

*	Denotes less than 1 percent.
(a)	Amounts include common shares issuable as follows:

	Security
	Ownership	Right to Acquire
		Convertible into	Exercisable
	Series B Shares	Common Shares	Options
Andrew F. Jacobs	—	—	122,931
Gary Keiser	—	—	10,000
Paul M. Low	66,880	39,579	3,559
Michael G. O’Neil	1,350	798	13,432
Howard Rubin	—	—	56,376

Robert R. Spears, Jr.	—	—	22,591
Amar R. Patel	—	—	6,644
Phillip A. Reinsch	4,700	2,781	21,261
Nominees for Director
and Executive Officers
as a group (8 persons)	72,930	43,158	256,794
(b)	Includes nonvested common shares granted May 13, 2005, with scheduled vesting for four years on each May 13 thereafter as follows: 40,000 shares for Mr. Jacobs; 5,000 shares each for Messrs. Biegler, Keiser, Low, Mahowald, O’Neil, Rubin and Whiting; 20,000 shares each for Messrs. Spears, Patel and Reinsch and 12,000 shares for Mr. Brown. Also includes common shares issued on January 16, 2004 that may not be sold, transferred or pledged prior to January 16, 2007 as follows: 9,250 shares for Mr. Jacobs; 3,500 shares each for Messrs. Spears, Patel and Reinsch; and 2,750 shares for Mr. Brown.

Security Ownership of Certain Beneficial Owners
          As of the close of business on February 17, 2006, there are no known beneficial owners of five percent or more of our common shares.
Compliance with Section 16(a) of the Securities Exchange Act of 1934
          To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2005, all of our directors, executive officers and beneficial owners of more than ten percent of our common shares were in compliance with the Section 16(a) filing requirements.
PROPOSAL NUMBER TWO — RE-APPROVAL OF THE CAPSTEAD MORTGAGE CORPORATION SECOND AMENDED AND RESTATED INCENTIVE BONUS PLAN
General
          Our board of directors proposes and recommends the re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan (the “Plan”). The affirmative vote of a majority of the common shares cast on the proposal will be required for authorization.
          The Plan is designed to address limitations on the deductibility of the executive compensation under Section 162(m) of the Code. Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly-traded corporation to the following individuals who are employed as of the end of the corporation’s tax year: the chief executive officer and the four other executive officers named in the summary compensation table of the corporation’s proxy statement. However, compensation which qualifies as “performance-based” compensation is exempt from the $1 million deductibility limitation. In order for compensation granted pursuant to the Plan to qualify for this exemption, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders every five years in a separate vote prior to payment, and the compensation must be paid solely on account of the attainment of pre-established, objective performance goals.
          While the Plan is designed to address limitations on the deductibility of executive compensation, the Compensation Committee recognizes that the legitimate interests of us and our stockholders may at times be better served by compensation arrangements that are not tax deductible. Accordingly, the Compensation Committee retains the discretion to provide compensation that may not be tax deductible if it deems it appropriate to recognize and reward performance. Provided it is the intention of the Compensation Committee to operate within the limitations of the Plan, we will award annual incentives to employees if, and only if, the performance goals established by our Compensation Committee are met. Certain of our key executives designated by the Compensation Committee will be eligible to participate in the Plan.
Description of the Plan
          Purpose. The purpose of the Plan is to attract and retain highly-qualified employees by providing appropriate performance-based incentive awards and to align employee and stockholder interests by creating a direct link between employee compensation and our success. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Code in order to maximize our tax deduction for compensation paid under the Plan to employees.
          Administration. Our Compensation Committee of which each member is an “outside director” within the meaning of Section 162(m) of the Code administers the Plan. Our Compensation Committee will have the authority, in its sole discretion, to administer the Plan and may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate within the parameters of Section 162(m) of the Code and the regulations declared thereunder.

          Performance Goals. The Compensation Committee is required to establish performance goals expressed in terms of the achievement of any of one or more of the following performance measures: earnings, earnings per share, earnings from operations, return on stockholders’ equity, total return (change in stock price plus dividends), modified total return (change in net asset value plus dividends), return on assets, the extent of increase of any one or more of the foregoing over a specified period, or our ranking against a peer group of companies with respect to any one or more of the foregoing. To the extent applicable, such performance goals shall be determined in accordance with generally accepted accounting principles and reported upon by our independent registered public accounting firm. Performance goals shall include a threshold level of performance below which no bonus payment shall be made, and may include levels of performance at which specified percentages of the target bonus shall be paid and a maximum level of performance above which no additional bonus shall be paid. The performance measure or measures and the performance goals established by the Compensation Committee with respect thereto may be (but need not be) different each Plan year and different goals may be applicable to different employees.
          Re-Approval. Pursuant to Section 162(m) of the Code, the original Plan, which was approved by stockholders in 1996, must be re-approved by stockholders every five years. Stockholders re-approved the Plan at our annual meeting of stockholders on April 19, 2001, and pursuant to Section 162(m) of the Code, we are again asking stockholders to re-approve the Plan at this year’s annual meeting.
          Amendments and Termination of the Plan. Our board of directors may from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code will be effective unless it receives the requisite stockholder approval. In addition, the Compensation Committee may make such amendments as it deems necessary to comply with other applicable laws, rules and regulations.
          The board of directors recommends a vote FOR re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan.
PROPOSAL NUMBER THREE — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          We are asking our stockholders to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Ernst & Young LLP has audited our financial statements since we commenced operations in 1985. Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. However, our board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain them. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in the best interests of us and our stockholders.
          Our Audit Committee is responsible for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. Our Audit Committee pre-approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Our Audit Committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. Our Audit Committee approved all fees paid to Ernst & Young LLP during the past two years with no reliance on the de minimis exception established by the SEC for approving such services.

          Services provided by Ernst & Young LLP during 2005 included the audit of (i) our annual financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting. Services also included the limited review of unaudited quarterly financial information, review and consultation regarding filings with the SEC and the Internal Revenue Service, assistance with management’s evaluation of internal accounting controls, and consultation on financial and tax accounting and reporting matters. Our Audit Committee has considered all fees provided by Ernst & Young LLP to us and concluded their involvement is compatible with maintaining their independence.
          Fees for fiscal years ended December 31, 2005 and 2004 were as follows:

	Fiscal Year 2005	Fiscal Year 2004
Audit Fees	$278,000	$276,727
Audit-Related Fees	26,198	20,412
Tax Fees(a)	25,836	29,266
All Other Fees	1,315	—

Total	$331,349	$326,405

(a)	Tax Fees are comprised of (i) $12,308 for tax compliance and $13,528 for tax consulting for the fiscal year ended December 31, 2005, and (ii) $20,373 for tax compliance and $8,893 for tax consulting for the fiscal year ended December 31, 2004.
          Representatives of Ernst & Young LLP will be present at the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
          The board of directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006.
STOCKHOLDER PROPOSALS
          Any stockholder proposal to be presented at the 2007 annual meeting of stockholders must be received by our Stockholder Relations department at 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410 no later than November 13, 2006 in order to be included in the proxy statement and form of proxy for such meeting. The proposal must comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. As to any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2007 annual meeting of stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not later than January 27, 2007. Even if the proper notice is received on or prior to January 27, 2007, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.
OTHER MATTERS
     Our board of directors does not intend to bring any other business before the annual meeting of stockholders, and our board of directors is not aware of any matters to be brought before the meeting other than those described in this proxy statement. As to any other business that may properly come before the annual meeting of stockholders, our proxies intend to exercise their discretionary authority to vote on those matters.

ADDITIONAL INFORMATION
          We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the website maintained by the SEC at www.sec.gov. We make available on our website at www.capstead.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and press releases, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. We also make available on our website free of charge charters for the committees of our board of directors, our Board of Directors’ Guidelines, our Code of Business Conduct and Ethics, our Financial Officer Code of Conduct and other company information, including amendments to such documents and waivers, if any, to the codes. Such information will be furnished upon written request to Capstead Mortgage Corporation, Attention: Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410.
          You should rely only on the information contained in this proxy statement to vote on the election of directors, re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2006. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 13, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and neither the mailing of this proxy statement to stockholders nor the election of the nominees described herein, re-approval of the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan or ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm will create any implication to the contrary.

By order of the Board of Directors,

	/s/	Phillip A. Reinsch

Phillip A. Reinsch
Secretary

March 13, 2006

CAPSTEAD MORTGAGE CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
Thursday, April 20, 2006
9:00 a.m.
DoubleTree Hotel
8250 N. Central Expressway
Dallas, Texas 75206
The DoubleTree Hotel is accessible only by traveling
north on the service road from Caruth Haven Lane.

Capstead Mortgage Corporation 8401 N. Central Expressway, Suite 800 Dallas, Texas 75225-4410	Proxy

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF CAPSTEAD MORTGAGE CORPORATION
Proxy for Annual Meeting of Stockholders to be held April 20, 2006
The undersigned, a stockholder of Capstead Mortgage Corporation, a Maryland corporation, hereby appoints Andrew F. Jacobs and Bethany L. Siggins, as proxies, each with the power of substitution to vote the shares of common stock, which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at 9:00 a.m., Dallas time, on April 20, 2006 at 8250 North Central Expressway, Dallas, Texas and at any adjournment of the meeting. I hereby acknowledge receipt of the notice of annual meeting and proxy statement dated March 13, 2006.
This proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR NAMED HEREIN, FOR PROPOSALS 2 AND 3 AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OF THE MEETING.
DO NOT FOLD, STAPLE OR MUTILATE
PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE,
WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.
PLEASE VOTE YOUR PROXY PROMPTLY
(continued and to be signed and dated on reverse side)

COMPANY #

There are three ways to vote your Proxy
NOTE — IF VOTING BY TELEPHONE OR INTERNET
Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.
VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 19, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the recording provides you.
VOTE BY INTERNET — http://www.eproxy.com/cmo/ — QUICK ««« EASY ««« IMMEDIATE
•	Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 19, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.
VOTE BY MAIL — POSTAGE-PAID ENVELOPE PROVIDED
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.
If you vote by telephone or internet, please do not mail your proxy card.
ò Please detach here ò

1.	The election of	01 02 03 04	Jack Biegler Andrew F. Jacobs Gary Keiser Paul M. Low	05 06 07 08	Christopher W. Mahowald Michael G. O’Neil Howard Rubin Mark S. Whiting	☐	FOR all nominees listed (except as marked)	☐	WITHHOLD AUTHORITY for all nominees listed

to the board of directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

To withhold authority to vote for any individual nominee or nominees, write the appropriate number or numbers in the box provided to the right.

2.	To re-approve the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan.	☐	For	☐	Against	☐	Abstain

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐	For	☐	Against	☐	Abstain
In the discretion of such proxies, upon such other business as may properly come before the annual meeting or any adjournment of the meeting, including any matter of which we did not receive timely notice as provided by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.
WE BELIEVE VOTING “FOR” EACH OF THE ABOVE PROPOSALS IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMEND YOU VOTE “FOR” EACH OF THE ABOVE PROPOSALS.

Address Change? Mark Box	☐	☐	I plan to attend the meeting.
Indicate changes below:
Dated                                                              , 2006

(Signature of Stockholder(s))
(NOTE: If voting by mail, please sign exactly as your name(s) appear on the label. If more than one name appears, all persons so designated should sign. When signing in a representative capacity, please give your full title.)